UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 26, 2010

Date of Report (Date of earliest event reported)

NATURAL BLUE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-128060	13-3134389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West DeVargas Street, Suite 7, Santa Fe, New Mexico 87501

(Address of principal executive office, including zip code)

(321) 293-7420

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Natural Blue Resources, Inc.

Form 8-K

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 13, 2010, Natural Blue Resources, Inc. (the "Company") received a letter from Mr. John McCall tendering his resignation as a Director of the Company, effective immediately, which event is being reported pursuant to Item 5.02(b) of Form 8-K.  A copy of the written communication submitted by Mr. McCall regarding the circumstances of his resignation is attached to this Current Report as Exhibit 17.1.  Mr. McCall has been provided with a copy of this Form 8-K and the opportunity to comment on this matter.

Item 9.01  Financial Statements and Exhibits

The following exhibit is filed as a part of this Current Report on Form 8-K:

(c)           Exhibit

17.1

John McCall resignation letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

NATURAL BLUE RESOURCES, INC.

Dated: November 16, 2010

By:   /s/ Toney Anaya__________________

        Toney Anaya, Chief Executive Officer